Exhibit 99.10

Guarantor Financial Information

From time to time, the Company’s subsidiaries may guarantee the debt securities of the parent company. The following financial information presents condensed consolidating balance sheets, statements of operations, and statements of cash flows for the parent company, the Guarantor Subsidiaries, and the non-Guarantor Subsidiaries, which is comprised of certain variable interest entities for which the Company is the primary beneficiary, together with certain eliminations as of December 27, 2009, December 28, 2008 and December 30, 2007.

Media General, Inc.

Condensed Consolidating Balance Sheet

As of December 27, 2009

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
ASSETS
Current assets:
Cash & cash equivalents	$31,691	$1,541	$—	$—	$33,232
Accounts receivable, net	—	104,405	—	—	104,405
Inventories	2	6,630	—	—	6,632
Other current assets	3,141	83,375	—	(25,730)	60,786

Total current assets	34,834	195,951	—	(25,730)	205,055

Investment in and advances to subsidiaries	191,298	1,688,840	—	(1,880,138)	—
Intercompany note receivable	742,219	—	—	(742,219)	—
Other assets	16,928	16,946	303	—	34,177
Property, plant & equipment, net	28,702	392,506	—	—	421,208
Excess cost over fair value	—	355,017	—	—	355,017
FCC licenses and other intangibles	—	220,591	—	—	220,591

TOTAL ASSETS	$1,013,981	$2,869,851	$303	$(2,648,087)	$1,236,048

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,074	$17,330	$—	$(6)	$26,398
Accrued expenses and other liabilities	24,537	73,367	—	(25,730)	72,174

Total current liabilities	33,611	90,697	—	(25,736)	98,572

Long-term debt	711,881	28	—	—	711,909
Intercompany loan	—	742,219	—	(742,219)	—
Deferred income taxes	—	7,233	—	—	7,233
Retirement, post-retirement and post-employment plans	173,017	—	—	—	173,017
Other deferred credits	46,740	5,162	1,164	—	53,066
Stockholders’ equity
Common stock	113,969	4,872	—	(4,872)	113,969
Additional paid-in capital	26,011	2,435,790	(1,919)	(2,435,629)	24,253
Accumulated other comprehensive income	(117,703)	—	—	—	(117,703)
Retained earnings	26,455	(416,150)	1,058	560,369	171,732

Total stockholders’ equity	48,732	2,024,512	(861)	(1,880,132)	192,251

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,013,981	$2,869,851	$303	$(2,648,087)	$1,236,048

Media General, Inc.

Condensed Consolidating Statements of Operations

Fiscal Year Ended December 27, 2009

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Median General Consolidated
Revenues	$28,685	$756,395	$—	$(127,468)	$657,612

Operating costs:
Employee compensation	27,882	271,900	657	—	300,439
Production	—	157,131	—	(2,346)	154,785
Selling, general and administrative	(4,291)	223,438	—	(125,116)	94,031
Depreciation and amortization	2,484	56,696	—	(2)	59,178
Goodwill and other asset impairment	—	84,220	—	—	84,220
Gain on insurance recovery	—	(1,915)	—	—	(1,915)

Total operating costs	26,075	791,470	657	(127,464)	690,738

Operating income (loss)	2,610	(35,075)	(657)	(4)	(33,126)

Other income (expense):
Interest expense	(41,971)	(7)	—	—	(41,978)
Intercompany interest income (expense)	42,217	(42,217)	—	—	—
Impairment of and income on investments	—	701	—	—	701
Investment income (loss)—consolidated affiliates	(41,055)	—	—	41,055	—
Other, net	1,151	(179)	—	—	972

Total other income (expense)	(39,658)	(41,702)	—	41,055	(40,305)

Loss from continuing operations before income taxes	(37,048)	(76,777)	(657)	41,051	(73,431)

Income tax benefit	(1,283)	(27,355)	—	—	(28,638)

Loss from continuing operations	(35,765)	(49,422)	(657)	41,051	(44,793)
Income from discontinued operations (net of taxes)	—	155	—	—	155
Gain related to divestiture of operations (net of taxes)	—	8,873	—	—	8,873

Net loss	(35,765)	(40,394)	(657)	41,051	(35,765)

Other comprehensive income (net of tax)	70,436	—	—	—	70,436

Comprehensive income (loss)	$34,671	$(40,394)	$(657)	$41,051	$34,671

Media General, Inc.

Condensed Consolidating Statements of Cash Flows

Fiscal Year Ended December 27, 2009

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
Cash flows from operating activities:
Net cash provided by operating activities	$20,480	$13,291	$7	$—	$33,778

Cash flows from investing activities:
Capital expenditures	(1,221)	(17,232)	—	—	(18,453)
Proceeds from sale of discontinued operations	17,625	—	—	—	17,625
Insurance proceeds related to machinery and equipment	—	3,120	—	—	3,120
Net change in intercompany note receivable	7,781	—	—	(7,781)	—
Collection of receivable note	—	5,000	—	—	5,000
Other, net	(623)	3,614	—	—	2,991

Net cash provided (used) by investing activities	23,562	(5,498)	—	(7,781)	10,283

Cash flows from financing activities:
Increase in debt	215,700	—	—	—	215,700
Payment of debt	(233,819)	(21)	—	—	(233,840)
Net change in intercompany loan	—	(7,781)	—	7,781	—
Other, net	175	1	(7)	—	169

Net cash (used) provided by financing activities	(17,944)	(7,801)	(7)	7,781	(17,971)

Net increase (decrease) in cash and cash equivalents	26,098	(8)	—	—	26,090
Cash and cash equivalents at beginning of year	5,593	1,549	—	—	7,142

Cash and cash equivalents at end of period	$31,691	$1,541	$—	$—	$33,232

Media General, Inc.

Condensed Consolidating Balance Sheet

As of December 28, 2008

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
ASSETS
Current assets:
Cash & cash equivalents	$5,593	$1,549	$—	$—	$7,142
Accounts receivable, net	—	102,174	—	—	102,174
Inventories	2	12,033	—	—	12,035
Other current assets	2,699	67,463	—	(31,313)	38,849
Assets of discontinued operations	—	12,402	—	—	12,402

Total current asset	8,294	195,621	—	(31,313)	172,602

Investment in and advances to subsidiaries	300,565	1,597,504	—	(1,898,069)	—
Intercompany note receivable	750,000	—	—	(750,000)	—
Other assets	47,165	18,315	243	(24,436)	41,287
Property, plant & equipment, net	30,860	422,767	—	—	453,627
Excess cost over fair value	—	421,470	—	—	421,470
FCC licenses and other intangibles	—	245,266	—	—	245,266

TOTAL ASSETS	$1,136,884	$2,900,943	$243	$(2,703,818)	$1,334,252

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,024	$25,347	$—	$(6)	$41,365
Accrued expenses and other liabilities	25,519	92,086	—	(31,314)	86,291
Liabilities of discontinued operations	—	3,053	—	—	3,053

Total current liabilities	41,543	120,486	—	(31,320)	130,709

Long-term debt	730,000	49	—	—	730,049
Intercompany loan	—	750,000	—	(750,000)	—
Retirement, post-retirement and post-employment plans	251,175	—	—	—	251,175
Other deferred credits	60,087	7,014	440	(449)	67,092

Stockholders’ equity
Common stock	114,010	4,872	—	(4,872)	114,010
Additional paid-in capital	23,846	2,436,495	(1,912)	(2,436,495)	21,934
Accumulated other comprehensive income	(188,139)	—	—	—	(188,139)
Retained earnings	104,362	(417,973)	1,715	519,318	207,422

Total stockholders’ equity	54,079	2,023,394	(197)	(1,922,049)	155,227

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,136,884	$2,900,943	$243	$(2,703,818)	$1,334,252

Media General, Inc.

Condensed Consolidating Statements of Operations

Fiscal Year Ended December 28, 2008

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
Revenues	$39,395	$922,853	$—	$(164,873)	$797,375
Operating costs:
Employee compensation	32,190	349,961	(1,715)	(2)	380,434
Production	—	197,758	—	(4,724)	193,034
Selling, general and administrative	(1,204)	272,881	—	(160,128)	111,549
Depreciation and amortization	2,784	68,690	—	(10)	71,464
Goodwill and other asset impairment	—	908,701	—	—	908,701
Gain on insurance recovery	—	(3,250)	—	—	(3,250)

Total operating costs	33,770	1,794,741	(1,715)	(164,864)	1,661,932

Operating income (loss)	5,625	(871,888)	1,715	(9)	(864,557)

Other income (expense):
Interest expense	(43,441)	(8)	—	—	(43,449)
Intercompany interest income (expense)	42,653	(42,653)	—	—	—
Impairment of and loss on investments	(39)	(4,380)	—	—	(4,419)
Investment income (loss)-consolidated affiliates	(630,589)	—	—	630,589	—
Other, net	875	104	—	—	979

Total other income (expense)	(630,541)	(46,937)	—	630,589	(46,889)

Income (loss) from continuing operations before income taxes	(624,916)	(918,825)	1,715	630,580	(911,446)

Income tax expense (benefit)	6,938	(295,129)	—	—	(288,191)

Income (loss) from continuing operations	(631,854)	(623,696)	1,715	630,580	(623,255)
Income from discontinued operations (net of taxes)	—	2,701	—	—	2,701
Loss related to divestiture of operations (net of taxes)	—	(11,300)		—	(11,300)

Net income (loss)	(631,854)	(632,295)	1,715	630,580	(631,854)
Other comprehensive loss (net of tax)	(110,862)	—	—	—	(110,862)

Comprehensive income (loss)	$(742,716)	$(632,295)	$1,715	$630,580	$(742,716)

Media General, Inc.

Condensed Consolidating Statements of Cash Flows

Fiscal Year Ended December 28, 2008

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
Cash flows from operating activities:
Net cash (used) provided by operating activities	$(59,545)	$158,213	$90	$—	$98,758

Cash flows from investing activities:
Capital expenditures	(4,698)	(26,819)	—	—	(31,517)
Purchase of businesses	(23,804)	—	—	—	(23,804)

Proceeds from sales of discontinued operations and investments	78,836	59,466	—	—	138,302
Net change in intercompany note receivable	186,500	—	—	(186,500)	—
Funding of note receivable	—	(5,000)	—	—	(5,000)
Other, net	5,833	49	—	—	5,882

Net cash provided (used) by investing activities	242,667	27,696	—	(186,500)	83,863

Cash flows from financing activities:
Increase in debt	330,000	—	—	—	330,000
Repayment of debt	(497,500)	(23)	—	—	(497,523)
Debt issuance costs	(4,182)	—	—	—	(4,182)
Cash dividends paid	(18,510)	—	—	—	(18,510)
Net change in intercompany loan	—	(186,500)	—	186,500	—
Other, net	610	2	(90)	—	522

Net cash (used) provided by financing activities	(189,582)	(186,521)	(90)	186,500	(189,693)

Net decrease in cash and cash equivalents	(6,460)	(612)	—	—	(7,072)
Cash and cash equivalents at beginning of year	12,053	2,161	—	—	14,214

Cash and cash equivalents at end of period	$5,593	$1,549	$—	$—	$7,142

Media General, Inc.

Condensed Consolidating Balance Sheet

As of December 30, 2007

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Eliminations	Media General Consolidated
ASSETS
Current assets:
Cash & cash equivalents	$12,053	$2,161	$—	$14,214
Accounts receivable, net	—	133,576	—	133,576
Inventories	1	6,825	(150)	6,676
Other current assets	11,368	77,774	(37,102)	52,040
Assets of discontinued operations	—	107,355	—	107,355

Total current assets	23,422	327,691	(37,252)	313,861

Investment in unconsolidated affiliates	1,435	50,925	—	52,360
Investment in and advances to subsidiaries	891,486	1,591,428	(2,482,914)	—
Intercompany note receivable	936,500	—	(936,500)	—
Other assets	45,989	21,212	(1,527)	65,674
Property, plant & equipment, net	87,440	387,533	—	474,973
Excess cost over fair value	—	917,521	—	917,521
FCC licenses and other intangibles	—	646,677	—	646,677

TOTAL ASSETS	$1,986,272	$3,942,987	$(3,458,193)	$2,471,066

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,903	$19,757	$(6)	$32,654
Accrued expenses and other liabilities	31,626	107,229	(37,102)	101,753
Liabilities of discontinued operations	—	5,614	—	5,614

Total current liabilities	44,529	132,600	(37,108)	140,021

Long-term debt	897,500	72	—	897,572
Intercompany loan	—	936,500	(936,500)	—
Deferred income taxes	(14,510)	326,098	—	311,588
Retirement, post-retirement and post-employment plans	147,578	—	—	147,578
Other deferred credits	56,114	4,231	955	61,300

Stockholders’ equity
Common stock	113,059	4,872	(4,872)	113,059
Additional paid-in capital	19,713	2,412,059	(2,412,059)	19,713
Accumulated other comprehensive income	(74,816)	(2,461)	—	(77,277)
Retained earnings	797,105	129,016	(68,609)	857,512

Total stockholders’ equity	855,061	2,543,486	(2,485,540)	913,007

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,986,272	$3,942,987	$(3,458,193)	$2,471,066

Media General, Inc.

Condensed Consolidating Statements of Operations

Fiscal Year Ended December 30, 2007

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
Revenues	$38,278	$1,043,095	$—	$(185,080)	$896,293

Operating costs:
Employee compensation	34,847	364,324	—	(14)	399,157
Production	—	220,528	—	(9,102)	211,426
Selling, general and administrative	15,319	312,474	(26,976)	(175,933)	124,884
Depreciation and amortization	4,434	68,205	390	(31)	72,998
Gain on insurance recovery	—	(17,604)	—	—	(17,604)

Total operating costs	54,600	947,927	(26,586)	(185,080)	790,861

Operating income (loss)	(16,322)	95,168	26,586	—	105,432

Other income (expense):
Interest expense	(58,337)	(5)	(1,235)	—	(59,577)
Intercompany interest income (expense)	60,407	(60,407)	—	—	—
Investment loss—unconsolidated affiliates	(756)	(34,069)	—	—	(34,825)
Investment income (loss)—consolidated affiliates	9,406	—	—	(9,406)	—
Other, net	3,233	(2,194)	87	—	1,126

Total other income (expense)	13,953	(96,675)	(1,148)	(9,406)	(93,276)

Income (loss) from continuing operations before income taxes	(2,369)	(1,507)	25,438	(9,406)	12,156

Income tax expense (benefit)	(13,056)	6,103	9,874	—	2,921

Income (loss) from continuing operations	10,687	(7,610)	15,564	(9,406)	9,235
Income from discontinued operations (net of taxes)	—	3,452	—	—	3,452
Loss related to divestiture of operations (net of taxes)	—	(2,000)	—	—	(2,000)

Net income (loss)	10,687	(6,158)	15,564	(9,406)	10,687
Other comprehensive income (net of tax)	33,265	706	—	—	33,971

Comprehensive income (loss)	$43,952	$(5,452)	$15,564	$(9,406)	$44,658

Media General, Inc.

Condensed Consolidating Statements of Cash Flows

Fiscal Year Ended December 30, 2007

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
Cash flows from operating activities:
Net cash provided (used) by operating activities	$125,593	$(94,326)	$99,562	$—	$130,829

Cash flows from investing activities:
Capital expenditures	(11,460)	(66,682)	—	—	(78,142)
Purchase of business	(2,525)	—	—	—	(2,525)
Insurance proceeds related to machinery and equipment	—	27,841	—	—	27,841
Net change in intercompany note receivable	(125,500)	—	—	125,500	—
Distribution from unconsolidated affiliate	—	5,000	—	—	5,000
Other, net	5,584	2,661	—	—	8,245

Net cash (used) provided by investing activities	(133,901)	(31,180)	—	125,500	(39,581)

Cash flows from financing activities:
Increase in debt	570,000	—	—	—	570,000
Repayment of debt	(493,500)	(3)	(95,320)	—	(588,823)
Stock repurchase	(48,716)	—	—	—	(48,716)
Debt issuance costs	(1,010)	—	—	—	(1,010)
Cash dividends paid	(21,156)	—	—	—	(21,156)
Net change in intercompany loan	—	125,500	—	(125,500)	—
Other, net	4,985	—	(4,242)	—	743

Net cash provided (used) by financing activities	10,603	125,497	(99,562)	(125,500)	(88,962)

Net increase (decrease) in cash and cash equivalents	2,295	(9)	—	—	2,286
Cash and cash equivalents at beginning of year	9,758	2,170	—	—	11,928

Cash and cash equivalents at end of period	$12,053	$2,161	$—	$—	$14,214